FIRST AMENDMENT AND ALLONGE TO THAT CERTAIN DEMAND
                     NOTE DATED April 26, 2001 EXEXUTED BY
              THE SINGING MACHINE COMPANY, INC. ("UNDERSIGNED") IN FAVOR OF LASALLE BUSINESS CREDIT, INC. ("LENDER") IN
            THE ORIGINAL PRINCIPAL AMOUNT OF $10,000,000.00 ("NOTE")

         This First Amendment and Allonge to the note is made and accepted by the Undersigned as of this 13th day of August, 2002. All capitalized terms used herein but not otherwise defined will have the same meanings herein as in the Note.

         Lender and the Undersigned have agreed to amend the Note as herein provided. Accordingly the Note is hereby amended as follows:

               1. The face amount of the Note is hereby amended to read Eleven Million and No/100 Dollars ($11,000,000.00) from Ten Million and No/100 Dollars ($10,000,000.00).

               2. The face amount of the Note is hereby amended to read Twenty-Five Million and No/100 Dollars ($25,000,000.00) from Eleven Million and No/100 Dollars ($11,000,000.00).

         Except as specifically amended hereby, the Note shall remain in full force and effect as issued. An executed original of this First Amendment and Allonge shall be attached to the original Note and will constitute an integral part thereof.

                                               THE SINGING MACHINE COMPANY, INC.

                                               By: /s/ John F. Klecha
                                                  -------------------------
                                                  John F. Klecha

                                               Title:  President
                                                     ----------------------

Accepted and Agreed to this
26th day of August, 2002.

LASALLE BUSINESS CREDIT, INC.

By:  /s/ illegible
   ------------------------
Title:  Vice President
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